UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2021 (May 25, 2021)

Merck & Co., Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2000 Galloping Hill Road
Kenilworth	New Jersey	07033
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (908) 740-4000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.125% Notes due 2021	MRK/21	New York Stock Exchange
0.500% Notes due 2024	MRK 24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of Merck & Co., Inc. (the "Company") was held on May 25, 2021.
(b) Shareholders voted on the matters set forth below:

1.The following nominees were elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders and received the number of votes set forth opposite their names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	1,590,394,355	190,291,257	19,229,671	310,721,741
Mary Ellen Coe	1,780,912,796	14,941,089	4,061,398	310,721,741
Pamela J. Craig	1,772,378,262	23,197,822	4,339,199	310,721,741
Kenneth C. Frazier	1,702,484,196	81,564,423	15,866,664	310,721,741
Thomas H. Glocer	1,726,728,827	68,473,293	4,713,163	310,721,741
Risa J. Lavizzo-Mourey, M.D.	1,775,837,642	19,646,973	4,430,668	310,721,741
Stephen L. Mayo, Ph.D.	1,787,595,469	7,962,199	4,357,615	310,721,741
Paul B. Rothman, M.D.	1,780,754,217	14,832,061	4,329,005	310,721,741
Patricia F. Russo	1,567,172,478	228,468,615	4,274,190	310,721,741
Christine E. Seidman, M.D.	1,780,853,223	15,020,183	4,041,877	310,721,741
Inge G. Thulin	1,774,105,658	21,594,126	4,215,499	310,721,741
Kathy J. Warden	1,777,972,634	17,872,978	4,069,671	310,721,741
Peter C. Wendell	1,738,529,655	56,892,934	4,492,694	310,721,741

2.The proposal to approve, by non-binding advisory vote, the compensation of our Named Executive Officers was approved based on the following number of votes:

Votes For:	1,619,442,173
Votes Against:	156,048,261
Abstentions:	24,424,849
Broker Non-Votes:	310,721,741

3.The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021 was approved based on the following number of votes:

Votes For:	2,058,306,500
Votes Against:	46,907,020
Abstentions:	5,423,504

4.The shareholder proposal concerning shareholders right to act by written consent was not approved based on the following number of votes:

Votes For:	710,597,243
Votes Against:	1,076,028,332
Abstentions:	13,289,708
Broker Non-Votes:	310,721,741

5.The shareholder proposal regarding access to COVID-19 products was not approved based on the following number of votes:

Votes For:	593,421,332
Votes Against:	1,174,542,871
Abstentions:	31,951,080
Broker Non-Votes:	310,721,741

A majority of the votes cast was required for all five proposals to be approved.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: May 27, 2021	By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez
Deputy Corporate Secretary